ACT Teleconferencing, Inc.

Notes to Consolidated Financial Statements

(Unaudited)

Exhibit 32

[Form 10-Q]

EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ACT Teleconferencing, Inc. (the “Company”) on Form 10-Q for the period ending September 30,2003 as filed with the Securities and Exchange Commission on the date herof (the “Report”) we, Gerald D. VanEeckhout and Gavin J. Thomson, Chief Executive Officer and Chief Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. (s) 1350, as adopted pursuant to (s) 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1)	The Report fully complies with the requirements of section 13(a) of 15 (d) of the Securities Exchange Act of 1934: and

(2)	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 19, 2003

/s/ GERALD D. VANEECKHOUT

Gerald D. VanEeckhout Chief Executive Officer

/s/ GAVIN J. THOMSON

Gavin J. Thomson Vice Chairman and Chief Financial Officer